United States

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 7, 2013

Bnc bancorp

(Exact name of registrant as specified in its charter)

North Carolina	000-50128	47-0898685
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1226 Eastchester Drive

High Point, North Carolina 27265

(Address of principal executive offices)

(336) 476-9200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 3.03	Material Modification to Rights of Security Holders

On February 7, 2013, BNC Bancorp (the “Company”) filed Articles of Amendment (the “Articles of Amendment”) with the Secretary of State of North Carolina to amend the terms of the Company’s Mandatorily Convertible Non-Voting Preferred Stock, Series B (the “Series B Preferred Stock”) issued to Aquiline BNC Holdings LLC (“Aquiline”) on June 14, 2010 to provide for the conversion of all of Aquiline’s 1,804,566 shares of Series B Preferred Stock into 1,804,566 shares of the Company’s non-voting common stock. The Articles of Amendment are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws:
Change in Fiscal Year

The information set forth under Item 3.03 is incorporated by reference into this Item 5.03.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit 3.1	Articles of Amendment dated February 7, 2013 regarding the Mandatorily Convertible Non-Voting Preferred Stock, Series B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 11, 2013

BNC BANCORP

By: /s/ David B. Spencer
Name: David B. Spencer
Its: Executive Vice President & Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
3.1	Articles of Amendment dated February 7, 2013 regarding the Mandatorily Convertible Non-Voting Preferred Stock, Series B.